                              INDEX TO EXHIBITS

Exhibit                         Description
Number
-------         --------------------------------------------------
3(i)            Certificate of Incorporation of the Company, including all amendments thereto. (1)

3(ii)           By-Laws of the Company. (1)

11.1 Statement Regarding Computation of Per Share Earnings for the three months ended September 30, 1997.*

11.2 Statement Regarding Computation of Per Share Earnings for the nine months ended September 30, 1997.*

27              Financial Data Schedule.*

---------------------

(1) Filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996 and incorporated herein by reference.

*    Filed herewith.

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